UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):   December 16, 2006
Loral Space & Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Third Avenue New York, New York		10016

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 697-1105

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1: LETTER AGREEMENT
EX-2.2: SHARE PURCHASE AGREEMENT
EX-10.1: LETTER AGREEMENT

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported, on December 16, 2006, 4363213 Canada Inc. (the “Purchaser”), a Canadian company formed by Loral Space & Communications Inc. (the “Company”) and the Public Sector Pension Investment Board (“PSP”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with BCE Inc. (the “Seller”) and Telesat Canada (“Telesat”), pursuant to which, among other things, the Purchaser agreed to purchase all of the issued and outstanding shares of Telesat (the “Telesat Shares”) for an aggregate purchase price of CAD3.25 billion (approximately US$2.8 billion), plus the assumption of approximately CAD172 million (approximately US$148 million) of indebtedness of Telesat and its subsidiaries. The consummation of this transaction (the “Closing”) is subject to the satisfaction of customary conditions, including approvals of the relevant Canadian and U.S. governmental authorities, and is expected to occur by mid-2007.
     In addition, on December 16, 2006, the Company, PSP and the Seller entered into a letter agreement (the “Sponsor Guaranty”), pursuant to which, among other things, the Company and PSP agreed to guaranty 64% and 36%, respectively, of the Purchaser’s obligations under the Share Purchase Agreement up to CAD200 million (approximately US$172.9 million). The maximum liability of Loral and PSP under the Sponsor Guaranty is CAD128 million (approximately US$110.6 million) and CAD72 million (approximately US$62.2 million), respectively.
     The Company and PSP have caused 4363205 Canada Inc. (“JV Holdings”), the parent company of the Purchaser, to obtain US$3.1 billion of committed debt financing from a group of financial institutions led by Morgan Stanley & Co. Incorporated and UBS Securities LLC, of which approximately US$2.8 billion is available to fund the purchase price of the Telesat Shares. The remainder of the purchase price will be funded by equity financing provided by the Company and PSP to JV Holdings in the amount of CAD270.9 million (approximately US$234.1 million) and CAD595.8 million (approximately US$515.0 million), respectively. Approximately CAD173.6 million of the equity financing provided to JV Holdings by PSP will be in the form of a fixed rate senior non-convertible preferred stock (the “Senior Preferred Stock”). Such debt and equity financing commitments will be funded immediately prior to the Closing.
     In connection with the Telesat transaction, on December 14, 2006, the Company, Loral Skynet Corporation, a wholly-owned subsidiary of the Company (“Loral Skynet”), and PSP entered into a letter agreement (the “Investors Letter Agreement”), pursuant to which, among other things, it was agreed that in consideration for the CAD270.9 million of equity financing and the transfer, with certain exceptions, of assets and related liabilities of Loral Skynet, as discussed below, the Company would acquire equity interests representing 64% of the economic interests and 33 1/3% of the voting power of JV Holdings. In consideration for the CAD595.8 million of equity financing, PSP would acquire the Senior Preferred Stock and equity interests representing 36% of the economic interests and, together with other Canadian investors, 66 2/3% of the voting power, of JV Holdings.
     Under the Investors Letter Agreement, the Company has agreed to transfer, with certain exceptions, assets and related liabilities of Loral Skynet to JV Holdings or its subsidiary pursuant to an agreement to be negotiated in good faith by the Company and PSP and executed as

2

promptly as reasonably practicable after the execution of the Share Purchase Agreement (the “Skynet Transaction”). The Company intends to complete the Skynet Transaction at or around the time of the Closing. There can be no assurance, however, that the conditions to closing the Skynet Transaction, including necessary regulatory approvals, will have been obtained by such time. The consummation of the Skynet Transaction is not a condition to the Closing of the transactions contemplated by the Share Purchase Agreement. The Company has agreed with PSP that, if the Skynet Transaction is not consummated by the first anniversary of the Closing, the Company will transfer to JV Holdings or its subsidiary (i) its T-11N satellite, if completed, and if not, the T-11N satellite construction contract (including the rights and obligations under such contract), and (ii) US$175 million. To the extent that the value of such contribution is less than or greater than the amount of the agreed-upon equity contribution to be made by the Company, the Company will be required to contribute additional equity, or Telesat will be required to make a refund to the Company, as applicable.
     All conversions of Canadian Dollars to U.S. Dollars in this Item 1.01 are based on an exchange rate of 1.157 Canadian Dollars to one U.S. Dollar.
     The foregoing discussion of the Investors Letter Agreement, the Share Purchase Agreement and the Sponsor Guaranty is qualified in its entirety by reference to the Investors Letter Agreement, the Share Purchase Agreement and the Sponsor Guaranty, copies of which are attached to this Form 8-K as Exhibits 2.1, 2.2 and 10.1, respectively, and are incorporated in this Item 1.01 by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description
2.1	Letter Agreement, dated December 14, 2006, by and among Loral Space & Communications Inc., Loral Skynet Corporation, Public Sector Pension Investment Board, 4363205 Canada Inc. and 4363213 Canada Inc.

2.2	Share Purchase Agreement, dated as of December 16, 2006, between 4363213 Canada Inc., BCE Inc. and Telesat Canada

10.1	Letter Agreement, dated December 16, 2006, by and among Loral Space & Communications Inc., Public Sector Pension Investment Board and BCE Inc.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2006	LORAL SPACE & COMMUNICATIONS INC.
	By:	/s/ Avi Katz
		Name:	Avi Katz
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Letter Agreement, dated December 14, 2006, by and among Loral Space & Communications Inc., Loral Skynet Corporation, Public Sector Pension Investment Board, 4363205 Canada Inc. and 4363213 Canada Inc.

2.2	Share Purchase Agreement, dated as of December 16, 2006, between 4363213 Canada Inc., BCE Inc. and Telesat Canada

10.1	Letter Agreement, dated December 16, 2006, by and among Loral Space & Communications Inc., Public Sector Pension Investment Board and BCE Inc.